Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 – SUBSEQUENT EVENTS:

A.	After balance sheet date, up to the date of approval of these financial statements, by way of its ATM distribution agreement (Note 11A), the Company issued 347,627 ordinary shares for a total consideration of $736 thousand, net of agent commissions of $23 thousand.

B.	In January 2025, the board of directors approved the grant of share based payments as follows:

With respect to 2024 remuneration scheme to officers of the Company: following the approval of the remuneration committee of the amounts due of $300 thousand (presented as a liability as of December 31, 2024) the Company granted to its officers 72,826 share options with a value of $163 thousand and 60,810 restricted shares (RS) with a value of $137 thousand (the number of options and RS granted were determined post balance sheet date upon approval by the remuneration committee, resulting with the reclassification of the liability to equity in 2025);

Under the 2025 preservation of employees’ plan: 14,428 share options with the value of $32 thousand and 173,391 RS with a value of $390 thousand, that will be recognized as an expense in 2025.

C.	On February 20, 2025 the Company and Baran Energy, a subsidiary of the Baran Group Ltd. (“Baran”) announced they have signed a strategic cooperation agreement to accelerate bGen™ ZERO project development and deployments through sales, acquisitions, and operations of selected projects in Israel. To further bGen™ uptake within industrial sectors, Brenmiller will sell certain projects to Baran, subject to the satisfaction of certain conditions precedent, benefiting from the engineering firm’s core project capabilities to ensure effective and timely deployment.

D.	See also Notes 11A(6) and 12 D.